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                                  [Qwest Logo]
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Slide 2


This presentation contains forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the SEC, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.

These materials include analysts' estimates and other information prepared by third parties for which the company assumes no responsibility. The company undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

The Qwest logo is a registered trademark of Qwest Communications International Inc. in the U.S. and certain other countries.
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Slide 3

Market and Economic Trends


         o   Broadband continuing to grow in significance
             -DSL growth 100%
             -Optical Private Line growth over 120%

         o   Economic downturn continuing

         o   Industry restructuring
             -RBOCs into LD
             -Capital market dynamics
             -Shake-out of bad business plans
             -Dis-aggregation of largest companies
             -Global consolidation delayed

         o   Advances in technology continue to fuel permanent demand
             --IP VPNs                  --GigE                   --DSL
             --Optical Private Line     --Distributed Apps
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Slide 4


Qwest Represents Top Investment Choice in Industry

         o   Growth with predictable cash flow and earnings
             --Highest growth rate of any large cap telecom
             --$8.5 to $8.6 billion in EBITDA in 2001
             --Free cash flow positive 4Q02

         o Most diverse set of products and services, assets, and customers --Basic voice --> optical wavelength offerings
             --Wireline -->  wireless
             --Private Line -->  IP VPN
             --Over 110M DS-3 equivalent miles optical backbone capacity --113,000 global network route miles
             --18M+ access lines
             --Over 25 million customers: global accounts --> consumer

         o   Entrepreneurial performance culture
             --Pay for performance
             --Blend of competitive and local market experience
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Slide 5


Qwest Represents Top Investment Choice in Industry

         o   Significant upside in long distance following 271 relief

         o   Expanding global capabilities
             -Strong European presence
             -Global network expansion

         o   Strongest regional economy
             -Unemployment rate 30 basis points below national average -13% of population and 17% of housing starts

         o Broadest out-of-region local broadband offering compared to any RBOC
             -25 cities operational, ahead of schedule
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Slide 6


Growth Through Quality Revenues

         o   Qwest revenue growth continues to lead the industry
             -Total revenue growth more than 2X closest competitor
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Slide 7


Qwest Total Revenue Growth Leads Industry

[Bar graph showing approximate pro forma normalized revenue growth rates for the companies listed.] [Bar chart does not give actual ranges or numbers.]

2Q01 Y/Y Growth Rate (Pro Forma):
---------------------------------
Qwest:                12.2%
BLS:                  5.2 to 5.5%
SBC:                  about 4%
VZ:                   4.7 to 5%
T:                   -5.7 to -6%
WCOM Inc.:           -0.5 to -1%
FON :                -3 to -3.5%
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Slide 8


Growth Through Quality Revenues

         o   Qwest revenue growth continues to lead the industry
             -Total revenue growth more than 2X closest competitor -Local service revenue growth highest in group
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Slide 9


Qwest Highest "RBOC" Revenue Growth*

[Bar graph showing approximate pro forma normalized revenue growth rates for the companies listed below for the RBOC and Wireless businesses.] [Chart does not give actual ranges or numbers]

                         Approximate 2Q01 Y/Y Growth Rate (Pro Forma)
                 ---------------------------------------------------------------
2001 Y/Y            RBOC                      Wireless                  Total
--------         -----------                 -----------             -----------
Qwest:           4.2 to 4.5%                 1.3% to 1.5%            5.5 to 6%

SBC:              about 1.7%                 about 2.3%              about 4%

VZ:               about 1.5%                 3.3 to 3.5%             4.7 to 5%

BLS:              3 to 3.3%                  about 2.2%              5.2 to 5.5%


* "RBOC" revenue includes local voice & data, wireless, directory, switched access, intraLATA toll, interLATA toll
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Slide 10


Growth Through Quality Revenues

         o   Qwest revenue growth continues to lead the industry
             -Total revenue growth more than 2X closest competitor -Local service revenue growth highest in group

         o "Non-recurring" revenue component not news to industry -Portion of all companies' revenue
                  o CPE, installation fees, IRU, consulting, handsets,
                    construction, asset sales, etc.
             -Always will be a part of all companies' revenue

         o   Diverse product set will drive revenue growth
             -"Non-recurring" as percentage of revenue will trend downward as LD re-entry, wireless, and out-of-region initiatives gain traction
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Slide 11


"Non-recurring" Broadband Capacity Sales as Percentage of Qwest Revenue

[Bar graph showing "non-recurring" broadband capacity sales as a percentage of Qwest's total revenue.] [Chart does not give actual ranges or numbers.]

1996:             less than 60%
1997:                 about 80%
1998:                 about 30%
1999:                 about 20%
2000:                 about  5%
2001E:                about  8%


Revenue base reflects reported pre-merger Qwest results for 1996 through 1999. 2000 (pro forma) and 2001E reflect full year merged company revenues.
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Slide 12


Effectively Expanding Network at Lower Cost and Faster Time to Market

         o Assets purchased for both international expansion and domestic city networks

         o   Each buy opportunity assessed for cost and timing benefits

         o   Transactions at market prices

         o   Associated asset costs appropriately recorded
             -2001 route purchases included in $8.8 to $9.0B capital plan -$450M in 1H01
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Slide 13


Leveraging the Expanding Global Network

         o   Sales funnel and cost savings ramping
             -$250 million in sales funnel along acquired routes
             -$10 million per month savings opportunity for traffic termination

         o   Network providers also customers
             -$540 million in 1H01 optical capacity revenue from those providing global network expansion assets to Qwest

         o   Capacity sales revenue recorded at market prices

         o   Associated cost of goods sold included in financials

         o Above transactions further solidify our leadership position in wholesale markets: local, national, global
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Slide 14


Global Network
Platform for Growth


[Map of Qwest Global Network showing new routes]


Global Network Expansion
------------------------
oTokyo-Taipei-Hong Kong
oLA-Sydney
oHong Kong-Mumbai-London
oSeoul-Tokyo
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Slide 15


2002 Estimated Revenue Growth


[Bar graph showing estimated revenue growth for 2002 over 2001 by various product lines.]

[Numbers in billions]
2001 Total:                $21.3 - $21.5

[2002 Product Growth]
U.S. IP*:                  $   1 - $ 1.1
ILEC LD:                   $ 0.3 - $ 0.4
Wireless:                  $ 0.5 - $ 0.55
Local BB OOR:              $ 0.2 - $ 0.4
U.S. Data:                 $ 0.5 - $ 0.55
International:             $ 0.1 - $ 0.12
U.S. LD Voice:             $ 0.3 - $ 0.35
Local, Directory:          $ 0.1 - $ 0.12

2002 Estimate:             $24.3 - $24.7


*includes DIA, Hosting, VPN, Dial, DSL, QCS, Professional Services


Growth Assumptions

         o   2001 results continue as expected
         o   Economic growth recovers beginning 1Q02
         o   271 re-entry in all states by mid-year
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Slide 16


In-Region Long Distance Re-entry

         o   Significant progress in meeting requirements
             -Local service area open to competitors
             -Completed 14-point "checklist" in 12 of 14 states
             -Operating support systems tests going well

         o   On track to file first application this year

         o   Expect first state approval early 2002

         o   Qwest LD experience will drive in-region results
             -Targeting both Consumer and Commercial customers
             -Nationwide offering will enhance growth
             -Substantial infrastructure in place
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Slide 17


Nationwide Local Broadband Capabilities

[Map showing cities with local broadband capabilities by region; not including Qwest ILEC region]

Western Region
--------------
Sacramento
San Diego
San Jose
San Francisco
Orange County
Los Angeles

Southern Region
---------------
Austin
San Antonio
Dallas
Houston

Central Region
--------------
Chicago
St. Louis
Kansas City
Cleveland
Indianapolis
Detroit

Eastern Region
--------------
Washington DC
Baltimore
Boston
Philadelphia
Pittsburgh
New York
Newark
White Plains
Albany
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Slide 18


Path to Sustainable 15+% Revenue Growth

[Chart showing relative size and long term growth rates for National and International Revenue and Local Service Revenue]

National and International Revenue (includes Internet and data) (30%) -> Approx. 30% growth

Major Drivers
-------------
Internet and data growth
LD re-entry
Out-of-region local broadband
Net share taker


PLUS


Local Service Revenue ( 70%) -> Approx. 8% growth

Major Drivers
-------------
Improved sales & service performance
DSL and wireless growth
Stronger economic growth
Bundle focus


EQUALS 15+% [Total revenue growth rate]
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Slide 19


2001-2005 Revenue Growth
By Product Category


[Bar graph showing estimated revenue growth for 2005 over 2001 by various product lines]

[Numbers in billions]

2001 Total:                         $21.3 - $21.5

[Revenue growth 2001-2005]
U.S. IP*:                           $   6 - $ 6.5
In-region LD:                       $   3 - $ 3.5
Wireless:                           $ 2.2 - $ 2.5
Local BB OOR:                       $ 2.2 - $ 2.5
U.S. Data:                          $   1 - $ 1.2
International:                      $   1 - $ 1.2
U.S. LD Voice:                      $ 0.5 - $ 0.75
Local, Directory:                   $ 0.5 - $ 0.6

2005 Estimate:                      $  38 - $40


*includes DIA, Hosting, VPN, Dial, DSL, QCS, Professional Services

Growth Assumptions
------------------
         o   2001 results continue as expected
         o   Economic growth recovers beginning 1Q02
         o   271 re-entry in all states by mid-year 2002
         o   Total global business Market grows 16% CAGR through 2004
         o   Qwest GB market share increases from 5% in 2000 to approx. 8% in
             2004
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Slide 20


Maintaining Financial Strength
Accounts Receivable Focus

         o   Receivable balance increased $600M from 4Q00 to 2Q01
             -Revenue growth
             -Customer specific disputes
             -Longer payment terms for major customers
             -Increased optical private line sales to Fortune 500 companies -Timing of collections

         o   3Q01 receivables expected to decline/DSOs decrease
             -Significant collections of 1H01 increases expected during 3Q01 -Aggressive collections management on growth driven A/R
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Slide 21


Maintaining Financial Strength
Path to Free Cash Flow

         o   Free cash flow positive expected 4Q02; full year 2003
         o   $1.5B to $2B additional debt in 2002
         o   Committed to investment grade rating

Cash Flow Estimates*
                                        2001              2002
                                        ----              ----
         EBITDA                       $8.5-$8.6         $9.8-$10
         Capex                        $8.8-$9.0         $7.5
         Interest                     $1.4              $1.6
         Cash Tax                     $0                $0
         Working Cap                  $1.5              $1.4
         Share buy-back               $1.0              n/a
         Cash Flow                    ($4.5)            ($0.7)


*all numbers are estimates
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Slide 22


Qwest Undervalued

                                    Qwest        VZ         SBC         BLS      WCOM Inc.       T          FON
                                    -----        --         ---         ---      ---------       -          ---

      Stock Price (8/3/01)         $24.40      $53.68      $43.49      $40.62      $14.27      $20.54     $23.18

      Enterprise Value ($B)        $   70      $  260      $  200      $  100      $   76      $  180     $   26

      2002 Revenue($B) (1)         $ 21.5      $   73      $   59      $   33      $   37      $   53     $   18
            EBITDA($B) (1)         $ 10.0      $   33      $   25      $   15      $   11      $   16     $    5

                EV/Revenue            3.3         3.6         3.4         3.1         2.1         3.4        1.4
                 EV/EBITDA            7.0         7.8         8.1         6.6         7.2        11.3        5.5
      Growth Rate
               Revenue (1)           14.5%        7.0%        7.8%        8.1%        3.5%       -0.7%       2.0%
                 EBITDA(1)           16.5%       11.0%        9.1%       10.2%        7.7%        5.4%       7.2%
      Growth Adj.
                EV/Revenue            0.2         0.5         0.4         0.4         0.6          na        0.7
                 EV/EBITDA            0.4         0.7         0.9         0.6         0.9         2.1        0.8

(1) Based upon analyst estimates
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Slide 23


Outlook

         o 2001 near lower end of range following economic weakness -$21.3B to $21.5B total revenue
             -$8.5B to $8.6B total EBITDA
             -Cash EPS $1.10 to $1.20

         o   $8.8B to $9.0B capital spending in 2001
             -Continued reduction as percent of revenue

         o   2002 growth accelerates
             -14% to 15% revenue growth
             -16% to 17% EBITDA growth
             -Cash EPS in the $1.40 range

         o   2000 - 2005
             -15%+ Revenue CAGR
             -17%+ EBITDA CAGR
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                                  [Qwest Logo]